UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 27, 2005

ICON HEALTH & FITNESS INC.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  333-93711

DELAWARE	87-0531206
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1500 South 1000 West
Logan, UT, 84321
(Address and zip code of principal executive offices)

(435) 750-5000
(Registrant's telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1 of 2

Item 8.01	Other Events

(Logan, Utah - January 27, 2005) - ICON Health & Fitness, Inc. ("the Company") announced today that the estimated costs associated with the recent recall of its JumpKing® trampolines and FunRing enclosures announced by the U.S Product Consumer Safety Commission ("CPSC") in its Release # 05-092 on January 25, 2005 were accrued as a liability in the second quarter of fiscal 2005 which ended on November 27, 2004. A charge of approximately $0.8 million was accounted for and reported as part of the discontinued operations in the Company's latest Form 10-Q filed with the Securities and Exchange Commission on January 11, 2005.

SIGNATURE

ICON HEALTH & FITNESS, INC.

By: /s/ S. Fred Beck

Name: S. Fred Beck
Title: Chief Financial Officer
Date: January 27, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	ICON Health & Fitness Clarifies Financial Impact of JumpKing® Trampoline Recall

2 of 2